UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011 (November 4, 2011)

The Hillman Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10590 Hamilton Avenue

Cincinnati, Ohio 45231

(Address of principal executive offices)

Registrant’s telephone number, including area code: 513-851-4900

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Information

This current report on Form 8-K contains forward-looking statements, based on numerous assumptions and subject to risks and uncertainties. Although the Company believes that the forward-looking statements are reasonable, it does not and cannot give any assurance that its beliefs and expectations will prove to be correct. Many factors could significantly affect the Company’s operations and cause the Company’s actual results to differ substantially from the Company’s expectations. Those factors include, but are not limited to: (i) general economic and construction business conditions; (ii) customer acceptance of the Company’s products; (iii) relationships with key customers; (iv) materials and manufacturing costs; (v) the financial condition of customers, competitors and suppliers; (vi) technological developments; (vii) increased competition; (viii) changes in capital and credit market conditions; (ix) governmental and business conditions in countries where the Company’s products are manufactured and sold; (x) changes in trade regulations; (xi) the effect of acquisition activity; (xii) changes in the Company’s plans, strategies, objectives, expectations or intentions; and (xiii) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Actual results might differ materially from results suggested by any forward-looking statements in this report. The Company does not have an obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise.

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2011, The Hillman Companies, Inc. (“we”, “us”, “our”, “Hillman”, or the “Company”) and The Hillman Group, Inc. (“HGI”), pursuant to their existing Credit Agreement, dated as of May 28, 2010 (as amended by Amendment No. 1 to Credit Agreement dated as of December 22, 2010 and Amendment No. 2 to Credit Agreement dated as of April 18, 2011), among OHCP HM Acquisition Corp, Hillman and HGI, the banks and other lending institutions from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender (the “Credit Agreement”) entered into a Joinder Agreement dated as of November 4, 2011 by and among Barclays Bank PLC, as a New Lender, Hillman, HGI, Barclays Bank PLC, as Administrative Agent and, solely for purposes of Sections 17(a) and 17(b) thereof, each other Credit Party party thereto (the “Incremental Facility”). The Incremental Facility increased the aggregate term loan commitments available to HGI under the Credit Agreement by $30 million, such that the aggregate principal amount of commitments under the Credit Agreement after giving effect to the Incremental Facility are $350 million ($320 million aggregate principal amount of term loan commitments and up to $30 million aggregate principal amount of revolving commitments). The $30 million in proceeds from the Incremental Facility will be funded to HGI on November 10, 2011 subject to customary closing conditions, all of which the Company anticipates will be satisfied. It is currently expected that the proceeds from the Incremental Facility will be used for general corporate purposes. The above summary of the Incremental Facility is qualified in its entirety by reference to the complete terms and provisions of the Incremental Facility filed herewith as Exhibit 99.1.

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2011, the Company provided the following guidance on its results for the quarter ended September 30, 2011 in connection with the announcement of the Company’s entry into the Incremental Facility.

For the quarter ended September 30, 2011, based on information currently available to the Company, the Company expects net sales to be between $137.0 million and $138.0 million, income from operations to be between $14.0 million and $15.0 million, and Adjusted EBITDA (as defined below) to be between $26.5 million and $27.5 million. After giving pro forma effect to the Company’s previous acquisition of TAGWORKS, LLC (“TagWorks”) as if it had occurred on January 1, 2011, the Company estimates net sales for the nine months ended September 30, 2011 to be between $387.1 million and $388.1 million and Adjusted EBITDA to be between $70.6 million and $71.6 million.

Below is a reconciliation of net sales to Adjusted EBITDA and Pro Forma Adjusted EBITDA, for the periods indicated:

(Amounts in thousands)	Three Months Ended September 30, 2011 (Unaudited)
	Low	High

Net sales	$137,000	$138,000

Income from operations	14,000	15,000

Add back: Depreciation and amortization	10,900	10,900

Management fees to a related party	55	55

Exchange rate (gain) loss	1,000	1,000

(Amounts in thousands)	Three Months Ended September 30, 2011 (Unaudited)
	Low	High

Acquisition and integration expenses	350	350

Other, net	150	150

Adjusted EBITDA (1)	$26,455	$27,455

(Amounts in thousands)	Nine Months Ended September 30, 2011 (Unaudited)
	Low	High

Net sales	$384,000	$385,000

Pro forma adjustments (2)	3,088	3,088

Pro forma net sales (2)	$387,088	$388,088

Income from operations	32,782	33,782

Add back: Depreciation and amortization	31,200	31,200

Management fees to a related party	55	55

Exchange rate (gain) loss	600	600

Acquisition and integration expenses	2,100	2,100

Other, net	2,325	2,325

Adjusted EBITDA (1)	$69,062	$70,062

Pro forma adjustments (2)	1,576	1,576

Pro forma adjusted EBITDA	$70,638	$71,638

NOTES:

(1)	Adjusted EBITDA, a non-GAAP measure, is defined as income from operations plus depreciation and amortization, share based compensation expense, management fees to a related party, foreign exchange gains and losses and acquisition and integration expenses. The Company believes that Adjusted EBITDA provides useful information to holders of the Company’s trust preferred securities and debt holders regarding the Company’s operating performance, capacity to incur and service debt, make distributions to holders of the trust preferred securities and fund capital expenditures. The Company believes that Adjusted EBITDA is used by many investors, analysts and rating agencies as a measure of performance. In addition, Adjusted EBITDA approximates Consolidated Adjusted EBITDA as defined in our senior credit facility and indenture relating to the Company’s senior notes. Adjusted EBITDA is not defined by GAAP and should not be considered in isolation or as an alternative to other financial data prepared in accordance with GAAP or as an indicator of the Company’s operating performance. Adjusted EBITDA as defined in this release may differ from similarly titled measures presented by other companies.
(2)	The pro forma adjustments for the nine months ended September 30, 2011 give effect to the Company’s acquisition of TagWorks, as if it had occurred on January 1, 2011.

The preliminary financial data set forth in this section has been prepared by, and is the responsibility of, our management. The foregoing information and estimates have not been compiled or examined by our independent auditors and they are subject to revision as we prepare our financial statements as of and for the quarter and nine months ended September 30, 2011, including all disclosures required by GAAP, and as our auditors conduct their audit of these financial statements. Because we have not completed our normal quarterly closing and review procedures for the quarter ended September 30, 2011, and subsequent events may occur that require adjustments to these results, there can be no assurance that the final results for the quarter and nine months ended September 30, 2011 will not differ materially from these estimates. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or as a measure of performance. In addition, these estimated results of operations for the quarter and the nine months ended September 30, 2011 are not necessarily indicative of the results to be achieved for any future period. See “Forward-Looking Information.” Amounts presented in this Form 8-K have been rounded to the amounts shown for convenience of presentation.

The information under Item 2.02 of this Form 8-K is being furnished under Item 2.02. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation.

See Item 1.01 of this Form 8-K which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Joinder Agreement, dated as of November 4, 2011, by and among Barclays Bank PLC, as a New Lender, The Hillman Companies, Inc., The Hillman Group, Inc., Barclays Bank PLC, as Administrative Agent and, solely for purposes of Sections 17(a) and 17(b) thereof, each other Credit Party party thereto, pursuant to the Credit Agreement, dated as of May 28, 2010 (as amended by Amendment No. 1 to Credit Agreement dated as of December 22, 2010 and Amendment No. 2 to Credit Agreement dated as of April 18, 2011), among OHCP HM Acquisition Corp, The Hillman Companies, Inc. and The Hillman Group, Inc., the banks and other lending institutions from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE HILLMAN COMPANIES, INC.
(Registrant)

Date: November 7, 2011	By:	/S/ Anthony A. Vasconcellos

	Name:	Anthony A. Vasconcellos

	Title:	Chief Financial Officer

Exhibit Number	Description of Exhibit

99.1	Joinder Agreement, dated as of November 4, 2011, by and among Barclays Bank PLC, as a New Lender, The Hillman Companies, Inc., The Hillman Group, Inc., Barclays Bank PLC, as Administrative Agent and, solely for purposes of Sections 17(a) and 17(b) thereof, each other Credit Party party thereto, pursuant to the Credit Agreement, dated as of May 28, 2010 (as amended by Amendment No. 1 to Credit Agreement dated as of December 22, 2010 and Amendment No. 2 to Credit Agreement dated as of April 18, 2011), among OHCP HM Acquisition Corp, The Hillman Companies, Inc. and The Hillman Group, Inc., the banks and other lending institutions from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender.